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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)

                               October 29, 1999


                   INTEGRATED PACKAGING ASSEMBLY CORPORATION
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              (Exact Name of Registrant as Specified in Charter)


                                   Delaware
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                (State or other jurisdiction of incorporation)

               0-22712                                77-0309372
               -------                                ----------
       (Commission File No.)             (IRS Employer Identification Number)


                               2221 Oakland Road
                          San Jose, California 95131
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                   (Address of Principal Executive Offices)



                                (408) 321-3600
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             (Registrant's Telephone Number, Including Area Code)

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Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

          Pursuant to an Agreement for Purchase and Sale of Common Stock dated as of October 29, 1999 by and among the Registrant, OSE, Inc., a California corporation ("OSEI"), and the shareholders of OSEI, the Registrant acquired all of the outstanding capital stock of OSEI in a stock for stock exchange. The transaction closed on October 29, 1999. As a result of the transaction, each outstanding share of OSEI Common Stock was exchanged for 304.8246 shares of the Registrant's Common Stock and an aggregate of 25,910,090 shares of Common Stock were issued by the Registrant. The transaction consideration was negotiated among the parties.

     OSEI is a privately held corporation that serves as the exclusive North American distributor of Orient Semiconductor Electronics, Limited ("OSE"), a public Taiwanese company, and the Registrant's principal shareholder. OSEI derives its earnings from fees received on the sales of OSE's semiconductor assembly and test services to customers in North America. OSEI had revenues of $48.8 million in the fiscal year 1999 that ended June 1999. Following the transaction, OSEI will continue its operations as a wholly owned subsidiary of the Registrant.

     In connection with the transaction, the Registrant issued 4,877,193 shares of its Common Stock to OSE which held 16,000 shares of OSEI. OSE owns approximately 63% of the Registrant's outstanding voting securities, assuming conversion of all outstanding preferred shares, and has three representatives on the Registrant's Board of Directors.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a)  Financial Statements of Business Acquired.

              The required financial statements of OSEI will be filed no later than sixty (60) days after the filing of this Report on Form 8-K.

         (b)  Pro Forma Financial Information.

              The required pro-forma financial information will be filed no later than sixty (60) days after the filing of this Report on Form 8-K.

         (c)  Exhibits
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               2.1  Agreement for Purchase and Sale of Common Stock of OSE, Inc.
                    by and among the Registrant, OSE, Inc. and the shareholders of OSE, Inc. dated as of October 29, 1999.

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               2.2  Exclusive Sales Distributor Agreement between OSE, Inc. and
                    Orient Semiconductor Electronics Limited dated as of October 29, 1999.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   INTEGRATED PACKAGING ASSEMBLY
                                             CORPORATION

                                   By: /s/ PATRICK VERDERICO
                                      -------------------------------------
                                      Patrick Verderico
                                      President and Chief Executive Officer

Date:  November 15, 1999

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                   INTEGRATED PACKAGING ASSEMBLY CORPORATION

                          CURRENT REPORT ON FORM 8-K
                          --------------------------

                               INDEX TO EXHIBITS


Sequentially
Exhibit
Number                           Description
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        2.1   Agreement for Purchase and Sale of Common Stock by and among the
              Registrant, OSE, Inc. and the shareholders of OSE, Inc. dated as of October 29, 1999.

        2.2 Exclusive Sales Distributor Agreement between OSE, Inc. and Orient Semiconductor Electronics Limited dated as of October 29, 1999.

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